                -----------------------------------------------





                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 25, 1995



                          Commission file number 1-1097




                        OKLAHOMA GAS AND ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)

                       Oklahoma                      73-0382390
             (State or other jurisdiction of      (I.R.S. Employer
             incorporation or organization)     Identification No.)



                               101 North Robinson
                                  P. O. Box 321
                       Oklahoma City, Oklahoma 73101-0321
                    (Address of principal executive offices)
                                   (Zip Code)

                                  405-553-3000
              (Registrant's telephone number, including area code)


              ---------------------------------------------------

Item 5. Other Events


         On October 23, 1995, the Company issued the following news release and attached financial ststements:

                             OG&E Announces Earnings
                             -----------------------

         Oklahoma Gas and Electric Company reported today that earnings were $3.05 per common share for the twelve months ended September 30, 1995 compared to $2.80 per common share for the same period in 1994. For the twelve month period ending September 30, continued customer growth, improved operating efficiencies and lower interest costs were the primary reasons for the higher earnings. Enogex reported that earnings for the twelve month period were up 37 percent to $12.7 million due to improved operating efficiencies and increased margins in gas sales.
         Earnings for the third quarter were $2.39 per common share compared to $2.12 in 1994. Third quarter results benefitted from a return to normal weather in the company's service territory and continued customer growth. Enogex also reported improved results due to their restructuring efforts.
         The combination of a return to more normal weather and service area growth contributed to record demands for electric power. Though an all time record for electricity demand was set on July 12, OG&E was able to meet the demand with power to spare. August electrical demand also exceeded levels from previous years. This was the second consecutive year that a new record for electricity demand was posted.
        "As  our  service  area  grows  and   people's  lives are  increasingly
more dependent on electricity, the demand on OG&E is greater than ever," said OG&E Chairman and Chief Executive Officer James G. Harlow Jr. "We welcome that challenge because we are very well positioned to meet that demand now and in the future."

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

Consolidated Statements of Income                               Three Months Ended             Twelve Months Ended
(Unaudited)                                                        September 30                   September 30
                                                                1995           1994           1995              1994
                                                            ------------   ------------   --------------   --------------
                                                                      (thousands except per share data)
OPERATING REVENUES:
     Electric utility ....................................  $   436,846    $   411,661    $   1,168,985    $   1,217,143
     Non-utility subsidiary...............................       30,664         31,512          130,541          158,030
                                                            ------------   ------------   --------------   --------------
       Total operating revenues...........................      467,510        443,173        1,299,526        1,375,173
                                                            ------------   ------------   --------------   --------------

OPERATING EXPENSES:
     Fuel ................................................       94,786         87,517          253,222          305,289
     Purchased power......................................       55,444         56,420          221,537          222,287
     Gas purchased for resale.............................       20,953         20,661           85,807          122,231
     Other operation......................................       58,926         61,656          236,661          221,632
     Maintenance..........................................       16,767         15,238           54,699           72,878
     Depreciation ........................................       32,926         31,900          129,782          123,777
     Current income taxes.................................       67,032         51,137           74,680           58,859
     Deferred income taxes, net...........................       (5,591)         3,042            1,677           13,935
     Deferred investment tax credits, net.................       (1,287)        (1,287)          (5,150)          (5,150)
     Taxes other than income..............................       11,563         11,326           45,621           43,862
                                                            ------------   ------------   --------------   --------------
       Total operating expenses...........................      351,519        337,610        1,098,536        1,179,600
                                                            ------------   ------------   --------------   --------------

OPERATING INCOME..........................................      115,991        105,563          200,990          195,573
                                                            ------------   ------------   --------------   --------------

OTHER INCOME AND DEDUCTIONS:
     Interest income......................................          446           398             4,420            2,424
     Other................................................         (910)        (1,205)          (5,983)          (3,547)
                                                            ------------   ------------   --------------   --------------
       Net other income and deductions....................         (464)          (807)          (1,563)          (1,123)
                                                            ------------   ------------   --------------   --------------

INTEREST CHARGES:
     Interest on long-term debt...........................       15,742         17,129           62,055           69,885
     Allowance for borrowed funds used
       during construction................................          (34)          (312)          (1,381)            (710)
     Other................................................        2,850          1,688           13,436           10,061
                                                            ------------   ------------   --------------   --------------
       Total interest charges, net........................       18,558         18,505           74,110           79,236
                                                            ------------   ------------   --------------   --------------

NET INCOME ..............................................        96,969         86,251          125,317          115,214

PREFERRED DIVIDEND REQUIREMENTS...........................          579            579            2,316            2,316
                                                            ------------   ------------   --------------   --------------

EARNINGS  AVAILABLE FOR COMMON ...........................  $    96,390    $    85,672    $     123,001    $     112,898
                                                            ============   ============   ==============   ==============

AVERAGE COMMON SHARES OUTSTANDING.........................       40,355         40,340           40,351           40,340

EARNINGS PER AVERAGE COMMON SHARE.........................  $      2.39    $      2.12    $        3.05    $        2.80
                                                            ============   ============   ==============   ==============


Consolidated Statements                                         Three Months Ended             Twelve Months Ended
 of Retained Earnings                                              September 30                   September 30
(Unaudited)                                                     1995           1994           1995           1994
                                                            ------------   ------------   --------------   --------------
                                                                              (dollars in thousands)
BALANCE AT BEGINNING OF PERIOD ...........................  $   378,528    $   373,575    $     432,424    $     426,840
ADD-Net Income ...........................................       96,969         86,251          125,317          115,214
                                                            ------------   ------------   --------------   --------------
     Total ...............................................      475,497        459,826          557,741          542,054
                                                            ------------   ------------   --------------   --------------

DEDUCT:
   Cash dividends declared on preferred stock ............          579            579            2,316            2,316
   Cash dividends declared on common stock ...............       26,836         26,823          107,343          107,314
                                                            ------------   ------------   --------------   --------------
     Total ...............................................       27,415         27,402          109,659          109,630
                                                            ------------   ------------   --------------   --------------
BALANCE AT END OF PERIOD .................................  $   448,082    $   432,424    $     448,082    $     432,424
                                                            ============   ============   ==============   ==============

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                        OKLAHOMA GAS AND ELECTRIC COMPANY
                                  (Registrant)






                         By    /s/   D L Young
                           ---------------------------------
                                     D L Young
                                     Controller

                          (On behalf of the registrant and in
                       his capacity as Chief Accounting Officer)




October 25, 1995